[LOGO] SCUDDER
       INVESTMENTS

-----------------------------
BOND/TAX FREE
-----------------------------

Scudder California Tax
Free Money Fund
Fund #087

Scudder California Tax
Free Fund
Fund #043










Semiannual Report
September 30, 1999

Scudder California Tax Free Money Fund seeks income that is exempt from California personal and regular federal income taxes and is consistent with maintaining a stable $1.00 share price.

Scudder California Tax Free Fund seeks income that is exempt from California personal and regular federal income taxes.

No-load funds with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------


6   Letter from the Funds' President


Scudder California Tax Free Money Fund

11   Portfolio Management Discussion

18   Investment Portfolio

22   Financial Statements

25   Financial Highlights


Scudder California Tax Free Fund

 8   Performance Update

10   Portfolio Summary

13   Portfolio Management Discussion

26   Investment Portfolio

35   Financial Statements

38   Financial Highlights


17   Glossary of Investment Terms

39   Notes to Financial Statements

43   Officers and Trustees

44   Investment Products and Services

46   Scudder Solutions

Scudder California Tax Free Money Fund

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ticker symbol  SCAXX                                            fund number  087
--------------------------------------------------------------------------------

Date of Inception:                  o        Scudder California Tax Free Money
5/28/87                                      Fund offered a seven-day yield of
                                             2.68% on September 30, 1999,
Total Net Assets as                          equivalent to a 4.89% taxable yield
of 9/30/99:                                  for investors in the top federal
$70.3 million                                and state income tax brackets.


--------------------------------------------------------------------------------
7-Day Yield on September 30, 1999
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

         2.68%                              4.89%

        Scudder                          Taxable Yield
      California                        Needed to Equal
       Tax Free                        the Fund's Yield
      Money Fund

--------------------------------------------------------------------------------


                   4 - Scudder California Tax Free Money Fund

Scudder California Tax Free Fund

--------------------------------------------------------------------------------
ticker symbol  SCTFX                                           fund number  043
--------------------------------------------------------------------------------

Date of Inception:         o        Scudder California Tax Free Fund provided a
7/22/83                             4.38% 30-day net annualized SEC yield on
                                    September 30, 1999. For shareholders subject
Total Net Assets as                 to the 45.22% maximum combined federal and
of 9/30/99:                         state income tax rate, the fund's yield was
$321.5 million                      equal to a taxable yield of 8.00%. In terms
                                    of total return, the fund placed in the top quartile of similar funds over 6-month, and one-, three-, five-, and ten-year periods as tracked by Lipper Analytical Services.^*
                                    Please see page 13 for additional
                                    information concerning the fund's rankings.


--------------------------------------------------------------------------------
30-Day Yield on September 30, 1999
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

         4.3%                                8.00%

        Scudder                          Taxable Yield
      California                        Needed to Equal
       Tax Free                        the Fund's Yield
         Fund

--------------------------------------------------------------------------------




^* Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains.



                      5 - Scudder California Tax Free Fund

Letter from the Funds' President
--------------------------------------------------------------------------------

Dear Shareholders,

Recent months have witnessed a nearly continuous rise in Treasury and municipal bond rates across all maturity levels. A year ago, financial markets were in the grip of a "flight to quality": Nervous investors poured their assets into Treasury bonds to escape financial uncertainty in Asia, Latin America, and Russia, driving 30-year Treasury bond rates below 5% for the first time in recent memory. Following the U.S. Federal Reserve's three interest rates cuts during the last quarter of 1998, however, the Fed, and some investors, worried that too much liquidity may have been injected into the financial system, and that inflation might once again pose a threat. Thus, investors, and the Fed, have combined to gradually push rates up this year.

Despite a difficult environment for bonds, municipal bonds have held up well compared to other high-quality fixed-income securities. Municipals have benefited from significantly lower supply (20% less than 12 months ago) and the relative attractiveness of municipal yields compared with Treasuries. And though it posted a negative return of -2.60% for the six months ended September 30, 1999, Scudder California Tax Free Fund ranked in the top quartile of similar funds for total return over the six-month period, as well as for one-, three-, five-, and ten-year periods as tracked by Lipper Analytical Services. In addition, as of September 30, 1999, Scudder California Tax Free Money Fund posted a 4.89% tax-equivalent yield based on maximum state and federal tax rates. For more information about fund performance as well as the market environment, strategy, and outlook for both funds, please read the Portfolio Management Discussions that begin on pages 11 and 13.

It should be noted that Daniel Pierce retired in June of this year as President of Scudder California Tax Free Fund and Scudder California Tax Free Money Fund, at which time I assumed those roles and their responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join both funds' teams in this capacity, and look forward to serving your interests.

If you have any questions regarding Scudder California Tax Free Fund or Scudder California Tax Free Money Fund, please call Investor Relations at 1-800-SCUDDER. Or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Lynn S. Birdsong


Lynn S. Birdsong
President,
Scudder California Tax Free Money Fund
Scudder California Tax Free Fund

Performance Update
--------------------------------------------------------------------------------

                                                              September 30, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

                        Lehman Brothers        Scudder California
                     Municipal Bond Index*        Tax Free Fund

            '89              10000                  10000
            '90              10681                  10476
            '91              12089                  11935
            '92              13355                  13274
            '93              15056                  15387
            '94              14688                  14599
            '95              16332                  16143
            '96              17317                  17221
            '97              18883                  18919
            '98              20528                  20680
            '99              20384                  20250




                        Yearly periods ended September 30


--------------------------------------------------------------------------------
Fund Index Comparison

                                                           Total Return
                              Growth of                                  Average
Period ended 9/30/1999         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder California Tax Free Fund
--------------------------------------------------------------------------------
1 year                        $  9,792               -2.08%              -2.08%
--------------------------------------------------------------------------------
5 year                        $ 13,870               38.70%               6.76%
--------------------------------------------------------------------------------
10 year                       $ 20,250              102.50%               7.31%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
--------------------------------------------------------------------------------
1 year                        $  9,930                -.70%               -.70%
--------------------------------------------------------------------------------
5 year                        $ 13,878               38.78%               6.77%
--------------------------------------------------------------------------------
10 year                       $ 20,384              103.84%               7.38%
--------------------------------------------------------------------------------

* The unmanaged Lehman Brothers Municipal Bond Index is a market value weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                      8 - Scudder California Tax Free Fund

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND LEHMAN BROTHERS MUNICPAL BOND INDEX TOTAL RETURN (%)

     Scudder California Tax Free Fund      Lehman Brothers Municipal Bond Index

1990            4.76                                      6.80
1991           13.93                                     13.19
1992           11.22                                     10.45
1993           15.92                                     12.74
1994           -5.12                                     -2.44
1995           10.57                                     11.18
1996            6.68                                      6.04
1997            9.86                                      8.76
1998            9.30                                      8.72
1999           -2.08                                     -0.70

                        Yearly periods ended September 30



               1990   1991   1992   1993   1994  1995   1996   1997   1998   1999
------------------------------------------------------------------------------------
Fund Total
Return (%)      4.76  13.93  11.22  15.92  -5.12 10.57   6.68   9.86   9.30  -2.08
------------------------------------------------------------------------------------
Index Total
Return (%)      6.80  13.19  10.45  12.74  -2.44 11.18   6.04   8.76   8.72   -.70
------------------------------------------------------------------------------------
Net Asset
Value ($)      10.11  10.62  10.83  11.29   9.78 10.28  10.44  10.92  11.37  10.64
------------------------------------------------------------------------------------
Income
Dividends ($)     .63   .63    .60    .56    .52   .50    .52    .52    .52    .50
------------------------------------------------------------------------------------
Capital Gains
Distributions     .17   .22    .34    .60    .44    --     --    .01    .02     --
($)
------------------------------------------------------------------------------------



                      9 - Scudder California Tax Free Fund

Portfolio Summary
--------------------------------------------------------------------------------
                                                              September 30, 1999




--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

County General Obligation/                          The fund invests in a
Lease                       12%                        broad selection of
Hospital/Health Revenue      9%                      California municipal
Other General Obligation/                                          bonds.
Lease                        9%
Housing Finance Authority    9%
State General Obligation/
Lease                        8%
School District/Lease        7%
Toll Revenue/Transportation  6%
Sales/Special Tax            6%
Electric Revenue             5%
Miscellaneous Municipal     29%
--------------------------------
                           100%
--------------------------------


--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

AAA                         63%                    Overall portfolio quality
AA                          11%               remains high, with over 85% of
A                           14%                 portfolio securities rated A
BBB                          4%                or better as of September 30.
SKI**                        8%
--------------------------------
                           100%
--------------------------------

    Weighted average quality: AA

     *    Includes Cash Equivalents

     ** Scudder Kemper Investments (SKI) has determined these securities to be of comparable quality to rated eligible securities.


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Less than 1 year             3%                  In an environment of
    1-5 years                   14%                rising interest rates,
    5-8 years                   18%                   our strategy was to
    8-15 years                  39%                    maintain a shorter
    Greater than 15 years       26%                    effective maturity
------------------------------------               compared to most other
                               100%                  California municipal
------------------------------------                          bond funds.

    Weighted average effective
    maturity: 11.1 years



For more complete details about the Fund's investment portfolio, see page
26. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                      10 - Scudder California Tax Free Fund

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                              September 30, 1999

Scudder California Tax Free Money Fund

Dear Shareholders,

Scudder California Tax Free Money Fund maintained a conservative portfolio strategy during the fund's most recent semiannual period ended September 30, 1999. The fund's 7-day yield as of September 30 was 2.68%. For investors in the highest combined state and federal income tax bracket, the fund's yield was equivalent to a 4.89% compounded yield, higher than the 4.74% average for taxable money funds, according to IBC Financial Data, Inc., an independent firm that tracks money fund performance.

During the period, the short-term yield curve returned to a positive slope, indicating that the Federal Reserve has switched from an accommodative to a restrictive monetary policy. Over the summer, it raised the Federal funds rate two times to 5.25% as a preemptive strike against signs of modest inflationary pressures. Our strategy over the period was to maintain a conservative stance now in order to be able to take advantage of higher yields that we anticipate will be available from securities maturing after year end.

The fund's average maturity was 27 days as of September 30, 1999, compared with 19 days six months earlier. The fund continues to invest in variable rate demand notes -- which provide flexibility in the present low interest rate environment -- and tax-free commercial paper and tax-free notes -- both of which provide some stability in yield. The fund also continues to emphasize high quality issuers and guarantors.

Over the coming months, we will pursue a two-part strategy: First, we will seek to take advantage of the yield premiums available from select longer-maturity securities while maintaining a conservative average maturity. Second, by maintaining a relatively short maturity, we will help to ensure that we can meet the liquidity needs of our investors at year end and beyond.

                   11 - Scudder California Tax Free Money Fund

Our continuing goal is to provide Scudder California Tax Free Money Fund shareholders with a competitive double-tax-free yield by searching for high-quality, short-term municipal securities while actively managing the fund's average maturity. We appreciate your investment with us.

Sincerely,
Your Portfolio Management Team

/s/Frank J. Rachwalski, Jr.                             /s/Jerri I. Cohen

Frank J. Rachwalski, Jr.                               Jerri I. Cohen


/s/Elizabeth Meyer

Elizabeth Meyer

                   12 - Scudder California Tax Free Money Fund

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                              September 30, 1999

Scudder California Tax Free Fund

Dear Shareholders,

During a difficult period for most fixed-income securities, Scudder California Tax Free Fund posted a negative return but displayed strong competitive performance. The fund's total return for its most recent semiannual period ended September 30, 1999, was -2.60%, outpacing the -3.73% average return of 100 similar funds as tracked by Lipper Analytical Services, Inc. The fund's 30-day net annualized SEC yield as of September 30 was 4.38%, equivalent to an 8.00% taxable yield for California investors subject to the 45.22% combined federal and state income tax rate.

The fund's total returns over one-, three-, five-, and ten-year periods ended September 30, 1999, placed it in the top 25% of similar California tax-free funds according to Lipper. Please see the accompanying table for additional information concerning the fund's returns.

California Update

California's economy is exhibiting economic strength, and leading the country in job growth. The shift in the State's employment composition from defense and aerospace industries to technology, multimedia, and trade has led the State through the current recovery. California's unemployment rate is trending down, personal income

--------------------------------------------------------------------------------
Scudder California Tax Free Fund:
Consistent Top Quartile Performance

(Average annual returns for periods ended September 30, 1999)
--------------------------------------------------------------------------------

             Scudder
            California        Fund
            Tax Free         Lipper                 Number of    Percentile
Period        Return         Average    Rank      Funds Tracked     Rank
-------------------------------------------------------------------------------
1 Year      -2.08%            -3.05%   23 of       98           Top 24%
3 Years      5.55%             4.67%   12 of       85           Top 14%
5 Years      6.76%             6.05%   14 of       66           Top 21%
10 Years     7.31%             6.64%    4 of       32           Top 13%
-------------------------------------------------------------------------------

Past performance does not guarantee future results.


                      13 - Scudder California Tax Free Fund
continues to increase, deficit borrowing has ceased, and the State is making progress in replenishing its thin reserves.

International trade is a strong part of the State's economy. The prolonged economic turmoil in Asia led to a falloff in trade with this region. Recent increases in trade with Europe and NAFTA countries have not completely offset the decline in California's Asian trade, as overall exports decreased 6.9% as of March 31, 1999, compared to 12 months before. However, preliminary reports from the major shipping centers and semiconductor manufacturers indicate that trade with Asia is reviving.

California is one of the largest issuers of municipal debt with $25 billion of debt outstanding. The size of the State and its wealth levels lessen the impact that debt of that magnitude could have. The State's debt per capita during its 1998 fiscal year was $761, 15% higher than the national average. The State's cash flow position has improved dramatically in the last year. Improving financial conditions allow the State to rely less on temporary cash flow relief; this is evidenced by decreased borrowing in the note market. California is benefiting from a strong economy that has led to improved finances. We will continue to monitor the State's mounting infrastructure needs.

A Cautious Strategy

During the fund's most recent semiannual period, fixed income investors reacted negatively to news of tightening U.S. labor markets, the worldwide economic revival, a weakening dollar, and economic statistics that some worried could presage a revival of inflation. Yields on 10-year Treasury bonds rose just over one half of a percentage point and their prices declined 4.6% over the six-month period, while municipal bond yields rose nearly the same amount as Treasury yields, and their prices declined 4.5%. Our strategy in light of these market conditions was to maintain a shorter portfolio duration compared to most other California municipal bond funds.

                      14 - Scudder California Tax Free Fund

Over the period, the fund's average effective maturity remained the same at 10.8 years.

During the six-month period, we maintained three key elements of our longer-term strategy: First, we focused on premium "cushion" bonds -- high coupon bonds trading at a premium to face value that can be redeemed prior to maturity. We believe that the extra yield provided by cushion bonds adequately compensates the fund for the call feature in the current environment. Second, we continued the fund's strong emphasis on call protection. (Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities. Third, our emphasis on purchasing premium bonds rather than par bonds (which can more easily decline to a discount) helped the fund by avoiding "market discount," a provision that subjects municipal bonds sold at a discount to taxation.

Overall portfolio quality remains high, with over 85% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of California tax-exempt issues, including general obligation, hospital/health, and housing finance bonds.

Outlook

Because some worry that excess financial liquidity, high-flying consumer spending, and worker shortages could spell renewed inflation, the Federal Reserve, with the help of many bond market participants, is striving to cool the burgeoning U.S. economy. The Fed has raised interest rates twice in recent months, and warned of further increases in the near future. Meanwhile, market rates, such as those for mortgages and corporate bonds, have risen even faster than the Fed funds rate. Such rate increases, along with a volatile stock market, could slow the U.S. economy in 2000.

                      15 - Scudder California Tax Free Fund

In a slightly weaker economy, municipal bonds should look attractive. Though they would be negatively affected by further interest rate increases in the short run, municipals should continue to benefit from steady demand from institutional purchasers. Three other factors favor municipal bonds: First, municipals currently yield more than 80% of similar maturity Treasuries. Second, strong state and city finances across the country have boosted the creditworthiness of tax-exempt bonds, and third, the reduced supply of municipal bonds lends important support to their prices. We believe Scudder California Tax Free Fund remains an attractive investment option for investors seeking a high level of income free from federal and state income taxes.

Sincerely,

/s/Eleanor R. Brennan                                   /s/Matthew J. Caggiano

Eleanor R. Brennan                                      Matthew J. Caggiano

                      16 - Scudder California Tax Free Fund

Glossary of Investment Terms
--------------------------------------------------------------------------------


           Bond An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

        General   A municipal bond backed by the "full faith and credit"
     Obligation   (including the taxing and further borrowing power) of the
           Bond   city, state or agency that issues the bond. A general
                  obligation bond is repaid with the issuer's general revenue and borrowings.

      Inflation   An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods.
                  High inflation has a negative impact on the prices of fixed-income securities.

      Municipal   An interest-bearing debt security issued by a state or
           Bond   local government entity.

      Net Asset   The price per share of a mutual fund based on the sum of the
    Value (NAV)   market value of all the securities owned by the fund divided by the number of outstanding shares.

        Taxable   The level of yield a fully taxable instrument would have to
     Equivalent   provide to equal that of a tax-free municipal bond on an
          Yield   after-tax basis.

         30-Day   The standard yield reference for bond funds, based on a
      SEC Yield   formula prescribed by the SEC. This annualized yield
                  calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

          Total   The most common yardstick to measure the performance of a
         Return   fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                        as of September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                         Principal     Market
                                                         Amount ($)   Value ($)
--------------------------------------------------------------------------------
Municipal Investments 100.0%
--------------------------------------------------------------------------------

California

Alhambra, CA, Redevelopment Agency, Multi-Family
Housing Revenue, Main St. Plaza Apartments, Series
1996, Weekly Demand Bond, 4.93%, 12/1/2028* .........   1,000,000   1,000,000

California, School Cash Reserve Program Authority,
Series 1999 A, Revenue Note, 4%, 7/3/2000 (b) .......     800,000     805,264

California General Obligation, Tax Exempt
Commercial Paper:

3.15%, 10/13/1999 ...................................   1,000,000   1,000,000

3.2%, 11/8/1999 .....................................   1,500,000   1,500,000

3%, 11/16/1999 ......................................   1,000,000   1,000,000

California Health Facilities Finance Authority:

Catholic Healthcare West:

Series 1996 B, Weekly Demand Bond, 3.4%,
7/1/2006* ...........................................   1,400,000   1,400,000

Series 1998 C, Weekly Demand Bond, 3.4%,
7/1/2020 (b)* .......................................   2,000,000   2,000,000

Pooled Loan Program, Series 1985 B, Weekly Demand
Note, 3.6%, 10/1/2010 (b)* ..........................     385,000     385,000

California Pollution Control Finance Authority:

Solid Waste Disposal:

Western Waste Industries, Series 1994 A, AMT, Weekly
Demand Note, 3.6%, 10/1/2006* .......................   1,200,000   1,200,000

CR&R Inc. Project, Series 1995 A, AMT, Weekly
Demand Bond, 3.4%, 10/1/2010* .......................   1,430,000   1,430,000

Pacific Gas & Electric Company:

Series 1996 E, Daily Demand Note, 4%, 11/1/2026* ....     500,000     500,000

Series 1997 D, AMT, Weekly Demand Note, 3.4%,
1/1/2010* ...........................................   1,500,000   1,500,000

California State Economic Development Financing
Authority, California Independent System Project,
Revenue, Series C, 4%, 4/1/2008* ....................     200,000     200,000

Eastern Municipal Water District, CA, Water & Sewer
Revenues, Series 1993 B, Weekly Demand Note, 3.4%,
7/1/2020* ...........................................   2,100,000   2,100,000

Fontana, CA, Unified School District, Tax and Revenue
Anticipation Note, 3.5%, 7/7/2000 ...................   2,000,000   2,004,739

Irvine, CA, Improvement Bond Act 1915, Special
Assessment, Daily Demand Note, 3.5%, 9/2/2024* ......     305,000     305,000

Irvine, CA, Ranch Water District:

Daily Demand Bond, 3.5%, 4/1/2033* ..................     200,000     200,000

Conservation District, Series A, 4%, 5/1/2009* ......     300,000     300,000


    The accompanying notes are an integral part of the financial statements.

                   18 - Scudder California Tax Free Money Fund

------------------------------------------------------------------------------------
                                                                Principal     Market
                                                                Amount ($)   Value ($)
------------------------------------------------------------------------------------

Kern County, CA, Certificate of Participation, Public
Facilities Project:

Series 1986 A, Weekly Demand Bond, 3.4%,
8/1/2006* ...................................................   1,000,000   1,000,000

Series 1986 D, Weekly Demand Bond, 3.4%,
8/1/2006* ...................................................   1,400,000   1,400,000

Los Angeles County Metropolitan Transportation Authority,
Sales Tax Revenue, Weekly Demand Bond, Series 1996,
3.52%, 7/1/2017* ............................................   1,500,000   1,500,000

Los Angeles County, CA, Asset Lease Revenue, Tax
Exempt Commercial Paper:

3%, 10/15/1999 ..............................................   2,000,000   2,000,000

3.1%, 10/14/1999 ............................................   1,500,000   1,500,000

Los Angeles County, CA, Certificate of Participation:

Willowbrook Project, Variable Rate Demand Bonds,
3.8%, 11/1/2015* ............................................   2,400,000   2,400,000

County Museum of Arts, Series 1985A, Weekly Demand
Note, 3.3%, 11/1/2005* ......................................   1,200,000   1,200,000

Los Angeles, CA, Tax & Revenue Anticipation Note,
Series A, 4%, 6/30/2000 .....................................   1,200,000   1,205,888

Los Angeles, CA, Multi-Family Housing Revenue, Series K,
Weekly Demand Bond, 3%, 7/1/2010* ...........................   3,100,000   3,100,000

M-S-R Public Power Agency, San Juan Project, Revenue
Bond, Subordinate Lien, Series B, Weekly Demand Bond,
3.3%, 7/1/2022* .............................................   1,000,000   1,000,000

Oakland, CA, Joint Powers Financing Authority, Lease
Revenue, Weekly Demand Bond:

Series 1998 A-1, 3.3%, 8/1/2021* ............................   1,800,000   1,800,000

Series 1998 A-2, 3.4%, 8/1/2021* ............................   1,000,000   1,000,000

Orange County, CA, Certificate of Participation, Orange
County Sanitation Districts, Variable Rate Demand Note,
3.5%, 8/1/2015* .............................................     185,000     185,000

Riverside County, CA, Certificate of Participation, Riverside
County Public Facilities, Series A, Weekly Demand Note,
3.2%, 12/1/2015* ............................................     900,000     900,000

Sacramento, CA, Multi-Family Housing Revenue,
Smoketree Apartments Project, Series 1990 A, Weekly
Demand Bond, 3.25%, 4/15/2010* ..............................   1,000,000   1,000,000

Sacramento Municipal Utility District, CA, Tax Exempt
Commercial Paper:

3.2%, 10/7/1999 .............................................   1,000,000   1,000,000

3.2%, 10/12/1999 ............................................   1,000,000   1,000,000

San Bernadino County, CA, Certificates of Participation:

County Center Refinancing, Series 1996, Weekly
Demand Note, 3.25%, 7/1/2015* ...............................   1,000,000   1,000,000

    The accompanying notes are an integral part of the financial statements.

                       19 - California Tax Free Money Fund

------------------------------------------------------------------------------------
                                                               Principal     Market
                                                               Amount ($)   Value ($)
------------------------------------------------------------------------------------

Medical Center Financing Project, Series 1998, Weekly
Demand Bond, 3.1%, 8/1/2026* ..............................    1,000,000   1,000,000

San Francisco, CA, Tax Exempt Commercial Paper, Series
1998 B, 3.25%, 11/9/1999 ..................................    2,000,000   2,000,000

San Francisco Airport, Tax Exempt Commercial Paper,
3.15%, 10/7/1999 ..........................................    1,500,000   1,500,000

San Jose, CA, Clean Water Financing Authority, Sewer
Revenue Bond, Series 1995 B, Weekly Demand Note,
3.2%, 11/15/2011* .........................................    1,000,000   1,000,000

San Marcos, CA, Redevelopment Agency, Multi-Family
Rental Housing Revenue, Series 1985 A, Weekly Demand
Bond, 3.6%, 6/1/2005* .....................................    2,700,000   2,700,000

Santa Clara County, CA, Multi-Family Housing Authority,
Fox Chase I Project, Weekly Demand Note, Series
1985 E, 3.4%, 11/1/2007 (b)* ..............................    1,000,000   1,000,000

Southern California Edison, Tax Exempt Commercial Paper,
Series 1985 D, 3.05%, 10/8/1999 ...........................    1,750,000   1,750,000

Southern California Metropolitan Water District, Tax Exempt
Commercial Paper:

Series B, 2.85%, 10/15/1999 ...............................    1,000,000   1,000,000

Series B, 3%, 10/20/1999 ..................................    1,000,000   1,000,000

Series B, 3.3%, 10/14/1999 ................................    1,000,000   1,000,000

Southern California Pollution Control Revenue, Edison Co.,
Series 1986 A, Daily Demand Note, 4.05%, 2/28/2008* .......      200,000     200,000

Southern California Public Power Authority, Transmission
Project, Series 1991, Weekly Demand Note, 3.2%,
7/1/2019* .................................................    1,100,000   1,100,000

University of California Revenue Bond, Tax Exempt
Commercial Paper, Class A, 3%, 10/27/1999 .................    2,000,000   2,000,000

Vallejo, CA, Industrial Development Authority Revenue,
Weekly Demand Bond, Series 1993 A, AMT, 3.4%,
12/1/2023* ................................................    1,500,000   1,500,000

Ventura County, CA, Financial Authority Revenue Bond,
Weekly Demand Bond, 3.1%, 10/21/1999 ......................    1,000,000   1,000,000

Puerto Rico

Puerto Rico Commonwealth, Highway & Transportation
Authority, Transportation Revenue, Series A, Weekly
Demand Bond, 3.45%, 7/1/2028* .............................    2,000,000   2,000,000

Puerto Rico Development Bank, Tax Exempt
Commercial Paper:

2.9%, 10/13/1999 ..........................................    1,400,000   1,400,000

3.05%, 10/19/1999 .........................................    1,000,000   1,000,000

3.25%, 10/19/1999 .........................................    2,000,000   2,000,000

3.15%, 10/20/1999 .........................................    1,000,000   1,000,000



-------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $70,170,891) (a)                70,170,891
-------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                   20 - Scudder California Tax Free Money Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a)  The cost for federal income tax purposes was $70,170,891.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

     AMT: Subject to alternative minimum tax


    The accompanying notes are an integral part of the financial statements.

                   21 - Scudder California Tax Free Money Fund

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------

Investments, at value (identified cost $70,170,891) ...........   $ 70,170,891
Interest receivable ...........................................        241,034
Receivable for Fund shares sold ...............................         92,545
Other assets ..................................................          1,260
                                                                  ------------
Total assets ..................................................     70,505,730

Liabilities
--------------------------------------------------------------------------------
Due to custodian bank .........................................         55,048
Dividends payable .............................................         15,459
Payable for Fund shares redeemed ..............................         80,699
Accrued management fee ........................................         41,777
Other payables and accrued expenses ...........................         42,446
                                                                  ------------
Total liabilities .............................................        235,429

--------------------------------------------------------------------------------
Net assets, at value                                              $ 70,270,301
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Accumulated net realized gain (loss) ..........................        (95,212)
Paid-in capital ...............................................     70,365,513
--------------------------------------------------------------------------------
Net assets, at value                                              $ 70,270,301
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Net  Asset  Value,  offering  and  redemption  price per  share
($70,270,301 / 70,281,076 outstanding shares of beneficial        --------------
interest, $.01 par value, unlimited number of shares authorized)  $       1.00
                                                                  --------------


    The accompanying notes are an integral part of the financial statements.

                  22 - Scudder California Tax Free Money Fund

--------------------------------------------------------------------------------
Statement of Operations for the six months ended September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income (Loss)
--------------------------------------------------------------------------------

Income:
Interest ......................................................   $ 1,127,850
                                                                  -----------
Expenses:
Management fee ................................................       189,012
Services to shareholders ......................................        41,887
Custodian and accounting fees .................................        21,362
Trustees' fees and expenses ...................................         9,516
Auditing ......................................................        11,176
Reports to shareholders .......................................         4,267
Legal .........................................................           745
Registration fees .............................................         7,111
Other .........................................................         3,604
                                                                  -----------
Total expenses before reductions ..............................       288,680
Expense reductions ............................................       (61,876)
                                                                  -----------
Expenses, net .................................................       226,804
--------------------------------------------------------------------------------
Net investment income                                                 901,046
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $   901,046
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                   23 - Scudder California Tax Free Money Fund

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                Six Months
                                                                  Ended
                                                              September 30,
                                                                   1999            Year Ended
Increase (Decrease) in Net Assets                              (Unaudited)       March 31, 1999
-----------------------------------------------------------------------------------------------
Operations:

Net investment income ........................................   $    901,046    $  1,717,867
Net realized gain (loss) from investment
  transactions ...............................................           --              (806)
                                                                 ------------    ------------
Net increase (decrease) in net assets resulting
  from operations ............................................        901,046       1,717,061
                                                                 ------------    ------------
Distributions to shareholders from net investment
  income .....................................................       (901,046)     (1,717,867)
                                                                 ------------    ------------
Fund share transactions at net asset value of $1.00 per share:
Shares sold ..................................................     38,554,931      63,965,964
Net asset value of shares issued to shareholders
  in reinvestment of distributions ...........................        793,447       1,496,686
Shares redeemed ..............................................    (40,432,250)    (64,654,272)
                                                                 ------------    ------------
Net increase (decrease) in net assets from Fund
  share transactions .........................................     (1,083,872)        808,378
                                                                 ------------    ------------
Increase (decrease) in net assets ............................     (1,083,872)        807,572
Net assets at beginning of period ............................     71,354,173      70,546,601
                                                                 ------------    ------------
Net assets at end of period ..................................   $ 70,270,301    $ 71,354,173
                                                                 ------------    ------------


    The accompanying notes are an integral part of the financial statements.

                   24 - Scudder California Tax Free Money Fund

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


--------------------------------------------------------------------------------
Years Ended March 31,           1999(a)   1999     1998     1997    1996     1995
--------------------------------------------------------------------------------
Net asset value, beginning of
period                          $1.000  $1.000   $1.000   $1.000   $1.000  $1.000
                                ------------------------------------------------
--------------------------------------------------------------------------------
Net investment income             .012    .025     .029     .028     .032    .027
--------------------------------------------------------------------------------
Less: Distributions from net
investment income                (.012)  (.025)   (.029)   (.028)   (.032)  (.027)
--------------------------------------------------------------------------------
Net asset value, end of period  $1.000  $1.000   $1.000   $1.000   $1.000  $1.000
                                ------------------------------------------------
--------------------------------------------------------------------------------
Total Return (%) (b)              1.20**  2.52     2.98     2.87     3.28    2.72
--------------------------------------------------------------------------------

Ratios and Supplemental Data
--------------------------------------------------------------------------------

Net assets, end of period
($ millions)                        70      71       71       69       67      64
--------------------------------------------------------------------------------
Ratio of operating expenses,
net to average daily net
assets (%)                         .60*    .60      .60      .60      .60     .60
--------------------------------------------------------------------------------
Ratio of operating expenses
before expense reductions to
average daily net assets (%)       .77*    .79      .78      .79      .81     .84
--------------------------------------------------------------------------------
Ratio of net investment income
to average daily net assets (%)   2.39*   2.48     2.92     2.83     3.23    2.68
--------------------------------------------------------------------------------



(a)  For the six months ended September 30, 1999 (Unaudited).

(b)  Total returns would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized


                   25 - Scudder California Tax Free Money Fund

Investment Portfolio                        as of September 30, 1999 (Unaudited)
--------------------------------- ----------------------------------------------

                                                          Principal      Market
                                                         Amount ($)     Value ($)

------------------------------------------------------------------------------------
Short-Term Municipal Investments 3.3%
------------------------------------------------------------------------------------

California

California Pollution Control Financing Authority, Pacific
Gas & Electric Corp., Daily Demand Note, 4%,
11/1/2026* .................................................    2,700,000   2,700,000

Irvine, CA, Ranch Water District, Series A, Daily Demand
Note, 3.95%, 11/15/2013* ...................................    2,000,000   2,000,000

Orange County, CA, Municipal Water District, Certificate of
Participation, Daily Demand Note, 3.45%, 8/15/2015* ........    1,500,000   1,500,000

Orange County, CA, Sanitation District, Series 1992 C, Daily
Demand Note, 3.6%, 8/1/2017 (b)* ...........................    4,600,000   4,600,000



------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $10,800,000)                  10,800,000
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Long-Term Municipal Investments 96.7%
------------------------------------------------------------------------------------

California

ABAG Finance Authority, CA:

Nonprofit Corporations, Certificate of Participation,
5.25%, 10/1/2007 ...........................................    1,740,000   1,743,950

Stanford Health Systems, Certificate of Participation, 6%,
11/1/2007 (b) ..............................................      605,000     664,629

Alameda County, CA, Water District Revenue, Series 1998,
4.625%, 6/1/2016 (b) .......................................    2,450,000   2,176,090

Anaheim County, CA, Convention Center Financing,
Certificate of Participation, Zero Coupon, 8/1/2005 (b) ....    1,250,000     960,800

Anaheim, CA, Public Financing Authority:

5.25%, 2/1/2018 (b) ........................................    2,000,000   1,924,680

Lease Revenue Public Improvements Project:

Series 1997A, 6%, 9/1/2024 (b) .............................    3,500,000   3,676,995

Series 1997C, 6%, 9/1/2010 (b) .............................    1,000,000   1,091,240

Series 1997C, 6%, 9/1/2011 (b) .............................    4,570,000   4,980,706

Series 1997C, 6%, 9/1/2014 (b) .............................    1,000,000   1,073,650

Series 1997C, 6%, 9/1/2016 (b) .............................    1,000,000   1,062,520

Series 1997C, Zero Coupon, 9/1/2017 (b) ....................    1,455,000     527,772

Series 1997C, Zero Coupon, 9/1/2018 (b) ....................    1,000,000     339,640

California Educational Facilities Authority, Revenue Bond,
Santa Clara University, 5.25%, 9/1/2018 (b) ................      230,000     220,929

California, General Obligation, 5.5%, 4/1/2010 (b) .........    1,750,000   1,833,930


    The accompanying notes are an integral part of the financial statements.

                      26 - Scudder California Tax Free Fund

                                                            Principal    Market
                                                           Amount ($)   Value ($)
----------------------------------------------------------------------------------

California Health Facilities, Financial Authority Revenue:

Capital Appreciation, Kaiser Permanente:

Series 1989A, Zero Coupon, 10/1/2010 (b) ................   3,040,000   1,724,410

Series 1989A, Zero Coupon, 10/1/2012 (b) ................   4,900,000   2,444,561

Series 1998A, 5.25%, 6/1/2012 (b) .......................   2,000,000   1,996,180

Enloe Health Systems:

Series 1998A, 5.375%, 11/15/2013 (b) ....................   2,260,000   2,262,667

Series 1998A, 5%, 11/15/2028 (b) ........................   1,000,000     913,610

California Housing Finance Agency:

Home Mortgage Revenue:

Series F1, AMT, 6.2%, 8/1/2005 (b) ......................     840,000     869,618

Series F1, AMT, 6.3%, 8/1/2006 (b) ......................   1,310,000   1,367,404

Series 1995 G, AMT, 5.7%, 2/1/2007 (b) ..................     500,000     514,005

Series 1995 G, AMT, 5.8%, 2/1/2008 (b) ..................   1,330,000   1,372,347

Series 1995 G, AMT, 5.9%, 2/1/2009 (b) ..................     200,000     206,806

Multi-Unit Rental Housing Revenue:

Series A, 7.35%, 8/1/2000 ...............................   2,615,000   2,673,315

Series A, 7.4%, 8/1/2001 ................................   1,555,000   1,618,444

Series A, 7.45%, 8/1/2002 ...............................   1,015,000   1,078,793

Series A, 7.6%, 8/1/2006 ................................   4,030,000   4,342,406

Series A, 7.65%, 8/1/2007 ...............................   2,335,000   2,512,623

Series A, 7.7%, 8/1/2009 ................................     700,000     750,519

Series A, 7.75%, 8/1/2016 ...............................   2,440,000   2,609,946

Series A, 7.8%, 8/1/2023 ................................   2,635,000   2,821,927

Series II, 7.3%, 8/1/2000 ...............................     345,000     351,558

Series II, 7.3%, 8/1/2001 ...............................     375,000     389,250

Series II, 7.35%, 8/1/2002 ..............................     400,000     420,752

Series II, 7.35%, 8/1/2003 ..............................     430,000     456,368

Series II, 7.35%, 8/1/2004 ..............................     460,000     493,244

Series II, 7.35%, 8/1/2005 ..............................     495,000     535,016

California Public Works Board, Department of Corrections,
Lease Based Revenue, Medera Prison, Series A-2, 7.4%,
9/1/2010 (b) ............................................   1,000,000   1,203,390

California Residence Efficiency Financing Authority,
Certificates of Participation, Capital Improvement
Program:

Series 1997, 6%, 4/1/2008 (b) ...........................   1,335,000   1,452,573

Series 1997, 6%, 4/1/2009 (b) ...........................   1,420,000   1,545,414

Series 1997, 6%, 4/1/2010 (b) ...........................   1,500,000   1,632,915

Series 1997, 6%, 4/1/2011 (b) ...........................   1,590,000   1,729,268


    The accompanying notes are an integral part of the financial statements.

                      27 - Scudder California Tax Free Fund

------------------------------------------------------------------------------------
                                                             Principal     Market
                                                            Amount ($)    Value ($)
------------------------------------------------------------------------------------

California State Public Works Board, Revenue Bond:

Department of Corrections, Series C, 5.25%,
11/1/2010 ................................................   5,000,000   5,113,700

Department of Justice Building, Series A, 5.25%,
5/1/2011 .................................................   3,000,000   3,049,380

California Community Colleges, Series A, 5.25%,
12/1/2013 ................................................   1,000,000     988,120

California Statewide Community Development Authority:

Apartment Development Revenue Bond:

Series 1998A, 5.1%, 5/15/2025* ...........................   1,000,000     948,000

Series 1998A, 5.25%, 5/15/2025* ..........................   1,000,000     947,710

Certificates of Participation:

Children's Hospital, Series 1993, 6%, 6/1/2010 (b) .......   1,000,000   1,083,550

Lutheran Homes:

Series 1993, 5.5%, 11/15/2008 ............................   1,500,000   1,553,205

Series 1993, 5.6%, 11/15/2013 ............................   4,750,000   4,809,898

Unihealth America, Series A, Zero Coupon,
10/1/2005 (b) ............................................   1,450,000   1,106,176

Castaic Lake, CA, Water Agency, Certificate of
Participation, Water System Improvement Project,
Series 1994A, 7.25%, 8/1/2007 (b) ........................   1,000,000   1,165,960

Center, CA, Unified School District, Capital Appreciation,
Series 1997C, Zero Coupon, 9/1/2014 (b) ..................   2,240,000     986,922

Central Valley, CA, School District, Financing Authority,
Capital Appreciation:

Zero Coupon, 2/1/2006 (b) ................................   2,300,000   1,713,523

Zero Coupon, 8/1/2006 (b) ................................   5,035,000   3,665,027

Zero Coupon, 2/1/2007 (b) ................................   2,210,000   1,559,398

Zero Coupon, 8/1/2007 (b) ................................   5,510,000   3,796,610

Chino Basin, CA, Regional Financing Authority, Municipal
Water District, Sewer System, Series 1994, 5.9%,
8/1/2011 (b) .............................................   1,290,000   1,393,871

Clovis County, CA, Sewer Development Revenue,
Series 1998, 5.5%, 8/1/2019 (b) ..........................   1,795,000   1,769,296

Coronado, CA, Tax Anticipation Note, 6%, 9/1/2007 (b) ....   1,150,000
                                                                         1,254,213

Delmar, CA, Race Track Authority, Series 1996, 6%,
8/15/2006 ................................................   2,000,000   2,074,980

Dry Creek, CA, Joint Elementary School District,
Capital Appreciation:

Series 1997A, Zero Coupon, 8/1/2010 (b) ..................   1,120,000     645,546

Series 1997A, Zero Coupon, 8/1/2011 (b) ..................   1,180,000     637,519

Series 1997A, Zero Coupon, 8/1/2016 (b) ..................     555,000     215,801

Series 1997A, Zero Coupon, 8/1/2021 (b) ..................   1,920,000     539,366

Series 1997A, Zero Coupon, 5/1/2022 (b) ..................   1,385,000     371,651


    The accompanying notes are an integral part of the financial statements.

                      28 - Scudder California Tax Free Fund

------------------------------------------------------------------------------------
                                                          Principal      Market
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Duarte, CA, Certificate of Participation:

City of Hope Medical Center:

Series 1993, 6%, 4/1/2008 ................................   3,750,000   4,037,700

Series 1993, 5.75%, 4/1/2002 .............................   3,525,000   3,667,974

Series 1999 A, 5.25%, 4/1/2024 ...........................   1,250,000   1,087,238

Elk Grove, CA, Unified School District #1, Special Tax,
Community Facilities, 6.5%, 12/1/2008 (b) ................   1,000,000   1,127,990

Encinitas, CA, Certificate of Participation, Series 1997A,
5%, 12/1/2016 (b) ........................................   1,000,000     944,830

Escondido County, CA, Unified School District, Capital
Appreciation, Zero Coupon, 11/1/2018 (b) .................   4,605,000   1,549,214

Foothill Eastern Transportation Corridor Agency, CA, Toll
Road Revenue:

5.375%, 1/15/2015 (b) ....................................   1,250,000   1,241,525

5.75%, 1/15/2040 .........................................   1,250,000   1,188,100

Senior Lien, Series 1995A, Step-up Coupon, 0% to
1/1/2005, 6.95% to 1/1/2007 ..............................     575,000     464,606

Senior Lien, Series 1995A, Step-up Coupon, 0% to
1/1/2005, 7.1% to 1/1/2011 ...............................   6,000,000   5,082,480

Senior Lien, Series A, Step-up Coupon, 0% to 1/1/2005,
7.15% to 1/1/2013 ........................................     975,000     827,941

Senior Lien, Series A, Step-up Coupon, 0% to 1/1/2005,
7.15% to 1/1/2014 ........................................   2,875,000   2,441,364

Zero Coupon, 1/15/2017 (b) ...............................   1,475,000     534,260

Zero Coupon, 1/15/2026 ...................................   1,250,000     667,813

Healdsburg, CA, Unified School District, Capital
Appreciation:

Series 1997, Zero Coupon, 7/15/2011 (b) ..................     400,000     216,608

Series 1997, Zero Coupon, 7/15/2012 (b) ..................     400,000     203,084

Series 1997, Zero Coupon, 7/15/2013 (b) ..................     400,000     190,032

Series 1997, Zero Coupon, 7/15/2014 (b) ..................     400,000     177,476

Inland Empire Solid Waste Financing Authority, California
Landfill Improvement Financing Project, AMT,
Series 1996B, 6%, 8/1/2006 (b) ...........................   1,000,000   1,074,580

Irvine, CA, Improvement Bond Act 1915, Special
Assessment, 6%, 9/2/2022 .................................     250,000     242,720

Las Virgenes, CA, University School District, General
Obligation, Zero Coupon, 11/1/2016 (b) ...................   1,500,000     571,320

Los Angeles, Building Authority Lease Revenue, 5.5%,
10/1/2017 (b) ............................................   1,571,056   1,576,208

Los Angeles, CA, Authority Lease Revenue, Department of
General Services, Series 1993A, 5.6%, 5/1/2008 ...........   7,000,000   7,340,754

Los Angeles, CA, University School District, 5.5%,
7/1/2012 (b) .............................................   1,250,000   1,286,713


    The accompanying notes are an integral part of the financial statements.

                      29 - Scudder California Tax Free Fund

------------------------------------------------------------------------------------
                                                              Principal     Market
                                                              Amount ($)   Value ($)
------------------------------------------------------------------------------------

Los Angeles County, CA, Certificate of Participation:

Capital Appreciation, Disney Parking Project:

Zero Coupon, 9/1/2006 ......................................   2,500,000   1,758,475

Zero Coupon, 3/1/2008 ......................................   2,780,000   1,782,341

Zero Coupon, 9/1/2008 ......................................   4,865,000   3,037,852

Marina Del Ray:

Series A, 6.25%, 7/1/2003 ..................................   2,060,000   2,122,068

Series A, 6.5%, 7/1/2008 ...................................   2,500,000   2,644,350

Los Angeles County, CA, Convention and Exhibition
Center Authority Lease Revenue, Series 1993A, 6.125%,
8/15/2011 (b) ..............................................   1,000,000   1,097,880

Merced, CA, High School District:

Capital Appreciation Bond, Series A, Zero Coupon,
8/1/2016 (b) ...............................................   2,140,000     826,682

General Obligation, Series A, Zero Coupon,
8/15/2015 (b) ..............................................   2,090,000     860,892

Midpeninsula Regional Open Space District, CA, Finance
Authority Revenue, Capital Appreciation, Zero Coupon,
9/1/2020 (b) ...............................................   1,190,000     350,455

Millbrae California Residential Facilities, Revenue Magnolia
of Millbrae Project, Series 1997A, AMT, 7.375%,
9/1/2027 ...................................................   4,000,000   4,097,520

Modesto, CA, Certificate of Participation, Community
Project, Series A, 5.6%, 11/1/2014 (b) .....................   1,370,000   1,415,128

Modesto, CA, Wastewater Facilities Treatment Revenue,
Series 1997, AMT, 6%, 11/1/2011 (b) ........................   1,255,000   1,368,941

Mojave Desert & Mountain Region, CA, Solid Waste Joint
Powers Authority, California Project Revenue, 7.875%,
6/1/2020 ...................................................   2,350,000   2,568,832

Oakland, CA, Port Revenue, AMT, Series 1997G, 5.375%,
11/1/2025 (b) ..............................................   1,000,000     936,790

Orange County, CA, Recovery Certificate of Participation:

Series 1995A, 5.6%, 6/1/2007 (b) ...........................   4,430,000   4,710,906

Series 1996A, 6%, 7/1/2006 (b) .............................   3,000,000   3,257,490

Series 1996A, 6%, 7/1/2008 (b) .............................   1,000,000   1,089,330

Pomona, CA, Unified School District, General
Obligation, ETM:

Series 1992B, 6.25%, 8/1/2014 (b)** ........................   1,020,000   1,118,603

Series 1993D, 5.6%, 8/1/2014 (b)** .........................     170,000     175,180

Series 1993D, 5.6%, 8/1/2015 (b)** .........................     180,000     184,752

Series 1993D, 5.6%, 8/1/2016 (b)** .........................     190,000     193,730

Series 1993D, 5.6%, 8/1/2017 (b)** .........................     175,000     177,158

Series 1993D, 5.6%, 8/1/2018 (b)** .........................     205,000     206,648


    The accompanying notes are an integral part of the financial statements.

                      30 - Scudder California Tax Free Fund

------------------------------------------------------------------------------------
                                                          Principal      Market
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Port of Hueneme, CA, Certificate of Participation, Capital
Improvement, 6%, 4/1/2019 (b) ..............................     925,000     971,953

Richmond, CA, Joint Powers Finance Authority:

Series 1996, 5.875%, 9/1/2006 ..............................     500,000     523,590

Series 1996, 6.6%, 9/1/2016 ................................   1,000,000   1,053,610

Riverside County, CA, Asset Leasing Corp., Leasehold
Revenue Project:

Series 1998, Zero Coupon, 6/1/2015 (b) .....................   1,750,000     727,598

Series 1997, Zero Coupon, 6/1/2016 (b) .....................   2,395,000     933,930

Rocklin, CA, Unified School District, Community Facilities:

Zero Coupon, 9/1/2019 (b) ..................................   1,675,000     532,148

Zero Coupon, 9/1/2020 (b) ..................................   1,415,000     420,963

Sacramento, CA, City Financing Authority, Revenue Bond,
Convention Center Hotel, Series A, 6.25%, 1/1/2030 .........   4,000,000   3,798,600

Sacramento, CA, City Financing Authority Revenue, Capital
Appreciation, Tax Allocation, Series 1993B, Zero Coupon,
11/1/2016 (b) ..............................................   2,685,000   1,029,483

Sacramento, CA, Power Authority Cogeneration Project,
Series 1995, 6.5%, 7/1/2004 ................................   2,000,000   2,146,280

Sacramento, CA, Finance Authority Lease, Series 1993B,
5%, 11/1/2014 ..............................................   5,200,000   4,961,164

Saddleback Valley, Unified School District, Public Financing
Authority, Special Tax Revenue:

Series A, 4.75%, 9/1/2020 (b) ..............................   3,215,000   2,815,890

Series 1997A, 6%, 9/1/2010 (b) .............................   1,565,000   1,707,791

Series 1997A, 6%, 9/1/2013 (b) .............................   1,000,000   1,079,530

Series 1997A, 6%, 9/1/2014 (b) .............................   1,000,000   1,073,650

Series 1997A, 6%, 9/1/2015 (b) .............................   1,000,000   1,069,020

San Bernadino, CA, Certificate of Participation, Medical
Center Financing Project:

Refunding, Series 1994, 5.5%, 8/1/2017 (b) .................   3,965,000   3,969,163

Series 1994, 6%, 8/1/2009 (b) ..............................   3,000,000   3,242,730

San Bernardino County, CA, Certificate of Participation,
5.25%, 2/1/2015 (b) ........................................   2,215,000   2,171,431

San Diego, CA, Water Utility Funding, Network System
Revenue:

5.375%, 8/1/2014 (b) .......................................   1,000,000   1,001,960

5.375%, 8/1/2015 (b) .......................................   2,000,000   1,990,360

San Francisco, CA, Bay Area Rapid Transit District Sales
Tax Revenue, 5.25%, 7/1/2016 ...............................   3,600,000   3,527,532

San Francisco, CA, City and County Educational Facilities,
Unified School District, Series B, 5.5%, 6/15/2011 .........   1,500,000   1,547,685


    The accompanying notes are an integral part of the financial statements.

                      31 - Scudder California Tax Free Fund

------------------------------------------------------------------------------------
                                                             Principal    Market
                                                            Amount ($)   Value ($)
------------------------------------------------------------------------------------

San Francisco, CA, City and County Redevelopment Agency
Residential Facility, Coventry Park Project, Series 1996A,
AMT, 8.5%, 12/1/2026 .....................................   2,000,000   2,209,180

San Francisco, CA, Redevelopment Financing Agency,
Tax Allocation Revenue, Series A, Zero Coupon,
8/1/2003 (b) .............................................   1,080,000     918,065

San Joaquin Hills, CA, Transportation Corridor Agency,
Toll Road Revenue:

Capital Appreciation Refunding, Series 1997A, Zero
Coupon, 1/15/2010 (b) ....................................   3,500,000   2,071,860

Junior Lien, ETM:

Series 1993, Zero Coupon, 1/1/2002** .....................     515,000     469,067

Series 1993, Zero Coupon, 1/1/2006** .....................     200,000     149,856

Series 1993, Zero Coupon, 1/1/2010** .....................   1,500,000     887,925

Series 1993, Step-up Coupon, 0% to 1/1/2002, 7.3%
to 1/1/2004** ............................................   1,000,000     950,820

Senior Lien, ETM:

Series 1993, Zero Coupon, 1/1/2014** .....................   2,500,000   1,140,975

Series 1993, Zero Coupon, 1/1/2000 .......................   1,500,000   1,486,590

Step-up Coupon, 0% to 1/1/2002, 7.4% to 1/1/2007** .......   6,000,000   5,999,760

Step-up Coupon, 0% to 1/1/2002, 7.35% to
1/1/2005** ...............................................   2,500,000   2,422,425

Series 1997A, Zero Coupon, 1/15/2003 (b) .................     900,000     782,640

Series 1997A, Zero Coupon, 1/15/2004 (b) .................     400,000     331,848

Series 1997A, Zero Coupon, 1/15/2005 (b) .................   1,900,000   1,495,927

Series A, Zero Coupon, 1/15/2012 (b) .....................   2,500,000   1,300,225

San Jose, CA, Financing Revenue, Community
Facilities Project:

Series 1993B, Zero Coupon, 11/15/2003 ....................     735,000     612,725

Series 1993B, Zero Coupon, 11/15/2004 ....................   1,605,000   1,273,214

Series 1993B, Zero Coupon, 11/15/2005 ....................   1,605,000   1,203,927

Series 1993B, Zero Coupon, 11/15/2006 ....................   1,605,000   1,137,576

San Jose, CA, Unified School District, Santa Clara County,
Capital Appreciation, Series 1997A, Zero Coupon,
8/1/2013 (b) .............................................   2,445,000   1,158,783

San Mateo, CA, Transportation District, Series 1997A,
5.5%, 6/1/2015 (b) .......................................   2,250,000   2,285,325

Santa Ana, CA, Financing Authority, Lease Revenue Bonds,
Police Administration and Holding Facility, Series 1994A,
6.25%, 7/1/2024 (b) ......................................   2,000,000   2,167,120

Santa Clara County, CA, Finance Authority, Lease Revenue,
VMC Replacement Project, 7.75%, 11/15/2008 (b) ...........   3,250,000   3,946,638


    The accompanying notes are an integral part of the financial statements.

                      32 - Scudder California Tax Free Fund

====--------------------------------------------------------------------------------
                                                              Principal     Market
                                                              Amount ($)   Value ($)
------------------------------------------------------------------------------------

Santa Cruz County, CA, Certificates of Participation, Capital
Facilities Project:

Series 1997, 5.5%, 9/1/2016 (b) ...........................     955,000     962,287

Series 1997, 5.5%, 9/1/2017 (b) ...........................   1,005,000   1,004,950

Series 1997, 5.5%, 9/1/2018 (b) ...........................   1,060,000   1,055,018

Series 1997, 5.6%, 9/1/2019 (b) ...........................   1,115,000   1,118,936

Series 1997, 5.6%, 9/1/2020 (b) ...........................   1,180,000   1,179,941

Series 1997, 5.65%, 9/1/2024 (b) ..........................   1,445,000   1,444,538

Series 1997, 5.65%, 9/1/2025 (b) ..........................   1,520,000   1,518,282

Series 1997, 5.65%, 9/1/2026 (b) ..........................   1,605,000   1,602,496

Santa Margarita/Dana Point, CA:

Improvement Districts 1-2-2A and 8, Series 1994A,
7.25%, 8/1/2006 (b) .......................................     465,000     537,038

Improvement Districts 3, 3A, 4 and 4A, Series 1994B,
7.25%, 8/1/2005 (b) .......................................   2,895,000   3,308,667

Simi Valley California Certificate of Participation,
Series 1998, 5.25%, 8/1/2017 (b) ..........................     575,000     557,480

South Orange County, CA, Public Power Authority, Special
Tax Revenue, 7%, 9/1/2006 (b) .............................   2,230,000   2,546,838

Southern California Public Power Authority:

Series 1989, 6.75%, 7/1/2010 ..............................   6,000,000   6,816,360

Transmission Project Revenue, Capital Appreciation,
Zero Coupon, 7/1/2015 .....................................   2,000,000     832,760

State of California, General Obligation:

4.375%, 10/1/2017 .........................................   6,830,000   5,758,168

5.25%, 10/1/2012 ..........................................   5,000,000   5,056,400

Torrance, CA, Redevelopment Agency, Tax Allocation,
Sub Lien:

5.1%, 9/1/2008 ............................................     495,000     475,304

5.2%, 9/1/2009 ............................................     540,000     516,499

5.3%, 9/1/2010 ............................................     605,000     578,961

5.4%, 9/1/2011 ............................................     665,000     634,383

Ukiah, CA, Unified School District, Series 1997, Zero
Coupon, 8/1/2010 (b) ......................................   1,200,000     691,656

Vallejo Sanitation & Flood Control District, Solano County,
CA, Certificate of Participation, 5%, 7/1/2019 (b) ........   2,500,000   2,302,275

Washington TWP California Health Care, Revenue Bond,
5.125%, 7/1/2023 ..........................................     500,000     443,785

Watsonville, CA, Community Hospital Revenue,
Series 1996, 5.95%, 7/1/2007 ..............................   1,135,000   1,233,109

West Covina, CA, Redevelopment Agency Facility,
Series 1996, 5.75%, 9/1/2009 ..............................     865,000     902,143


    The accompanying notes are an integral part of the financial statements.

                      33 - Scudder California Tax Free Fund

---------------------------------------------------------------------------------------
                                                               Principal     Market
                                                               Amount ($)   Value ($)
---------------------------------------------------------------------------------------

West Covina, CA, Queen of the Valley Hospital, Certificate of Participation, Hospital Revenue:

Series 1994, 5.7%, 8/15/2000 ..............................       380,000     387,228

Series 1994, 5.8%, 8/15/2001 ..............................       750,000     775,665

Westminster, CA, Redevelopment Agency, Tax Allocation
Revenue, Community Development, Project #1, Series A,
Prerefunded 8/1/2001, 7.3%, 8/1/2021 (c) ..................     2,690,000   2,902,725

Whittier, CA, Presbyterian Intercommunity Hospital, Health
Facilities Revenue:

6.25%, 6/1/2008 (b) .......................................     1,000,000   1,096,560

6.25%, 6/1/2010 (b) .......................................     1,250,000   1,384,438

Puerto Rico

Puerto Rico Public Finance Corp., Series A, 5.375%,
6/1/2019 (b) ..............................................     2,000,000   1,945,660

Virgin Islands

Virgin Islands, Special Tax Bonds, Hugo Bonds,
Prerefunded 10/1/2001, 7.75%, 10/1/2006 (c) ...............     1,330,000   1,417,581

Virgin Islands, General Obligation, Public Finance
Authority, Mortgage Fund Loan Notes, ETM, Series
1992 A, 7%, 10/1/2002** ...................................     1,000,000   1,084,530

---------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $304,923,074)                 312,452,007
---------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $315,723,074) (a)               323,252,007
---------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $315,723,074. At September 30, 1999, net unrealized appreciation for all securities based on tax cost was $7,528,933. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $11,811,160 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,282,227.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, MBIA, or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

     AMT: Subject to alternative minimum tax


    The accompanying notes are an integral part of the financial statements.

                      34 - Scudder California Tax Free Fund

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------

Investments, at market (identified cost $315,723,074) ........   $ 323,252,007
Cash .........................................................         122,142
Receivable for investments sold ..............................         300,000
Interest receivable ..........................................       3,604,830
Receivable for Fund shares sold ..............................          55,313
Other assets .................................................           6,090
                                                                 -------------
Total assets .................................................     327,340,382

Liabilities
--------------------------------------------------------------------------------
Dividends payable ............................................         437,636
Payable for investments purchased ............................       5,109,901
Payable for Fund shares redeemed .............................         103,242
Accrued management fee .......................................         168,348
Other payables and accrued expenses ..........................          69,012
                                                                 -------------
Total liabilities ............................................       5,888,139
--------------------------------------------------------------------------------
Net assets, at market value                                      $ 321,452,243
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------

Net assets consist of:
Net unrealized appreciation (depreciation) on investments ....       7,528,933
Accumulated net realized gain (loss) .........................      (5,879,173)
Paid-in capital ..............................................     319,802,483
--------------------------------------------------------------------------------
Net assets, at market value                                      $ 321,452,243
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------

Net Asset  Value,  offering  and  redemption  price per  share
  ($321,452,243   / 30,215,929 outstanding shares of beneficial    -------------
  interest, $.01 par value, unlimited number of shares authorized) $     10.64
                                                                   -------------



    The accompanying notes are an integral part of the financial statements.

                      35 - Scudder California Tax Free Fund

-------------------------------------------------------------------------------
Statement of Operations for the six months ended September 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

Investment Income (Loss)
-------------------------------------------------------------------------------

Income:

Interest .......................................................   $  8,994,082
                                                                   ------------
Expenses:
Management fee .................................................      1,029,168
Services to shareholders .......................................        111,947
Custodian and accounting fees ..................................         50,718
Trustees' fees and expenses ....................................         13,446
Auditing .......................................................         23,665
Reports to shareholders ........................................         15,164
Legal ..........................................................          6,691
Registration fees ..............................................          5,021
Other ..........................................................         11,680
                                                                   ------------
                                                                      1,267,500

-------------------------------------------------------------------------------
Net investment income                                                 7,726,582
-------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------
Net realized gain (loss) from investments ......................     (1,261,811)
Net unrealized appreciation (depreciation) on investments during
  the period ...................................................    (15,606,427)

-------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (16,868,238)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ (9,141,656)
-------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                      36 - Scudder California Tax Free Fund

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Six Months
                                                        Ended
                                                    September 30,
                                                         1999          Year Ended
Increase (Decrease) in Net Assets                    (Unaudited)     March 31, 1999
------------------------------------------------------------------------------------

Operations:

Net investment income ...........................   $   7,726,582    $  15,243,751
Net realized gain (loss) from investment
  transactions ..................................      (1,261,811)       3,308,849
Net unrealized appreciation (depreciation) on
  investment transactions during the period .....     (15,606,427)         363,460
                                                    -------------    -------------
Net increase (decrease) in net assets resulting
  from operations ...............................      (9,141,656)      18,916,060
                                                    -------------    -------------
Distributions to shareholders from net investment
  income ........................................      (7,726,582)     (15,243,751)
                                                    -------------    -------------
Fund share transactions:

Proceeds from shares sold .......................      37,905,387       60,022,937
Net asset value of shares issued to shareholders
  in reinvestment of distributions ..............       4,957,946        9,780,792

Cost of shares redeemed .........................     (44,801,544)     (57,666,190)
                                                    -------------    -------------
Net increase (decrease) in net assets from Fund
  share transactions ............................      (1,938,211)      12,137,539
                                                    -------------    -------------
Increase (decrease) in net assets ...............     (18,806,449)      15,809,848
Net assets at beginning of period ...............     340,258,692      324,448,844
                                                    -------------    -------------
Net assets at end of period .....................   $ 321,452,243    $ 340,258,692
                                                    -------------    -------------

Other Information
------------------------------------------------------------------------------------
Increase (decrease) in Fund shares

Shares outstanding at beginning of period .......      30,428,525       29,339,439
                                                    -------------    -------------
Shares sold .....................................       3,459,475        5,371,062
Shares issued to shareholders in reinvestment of
  distributions .................................         457,109          874,961
Shares redeemed .................................      (4,129,180)      (5,156,937)
                                                    -------------    -------------
Net increase (decrease) in Fund shares ..........        (212,596)       1,089,086
                                                    -------------    -------------
Shares outstanding at end of period .............      30,215,929       30,428,525
                                                    -------------    -------------


    The accompanying notes are an integral part of the financial statements.

                      37 - Scudder California Tax Free Fund

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------
Years Ended March 31,           1999(a)   1999     1998     1997    1996     1995
---------------------------------------------------------------------------------
Net asset value, beginning of
period                          $11.18  $11.06   $10.39   $10.36   $10.07  $10.02
                                -------------------------------------------------
---------------------------------------------------------------------------------
Income from investment
operations:
---------------------------------------------------------------------------------
Net investment income              .25     .51      .52      .52      .51     .51
---------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investment
transactions                      (.54)    .12      .69      .04      .29     .14
                                -------------------------------------------------
---------------------------------------------------------------------------------
Total from investment
operations                        (.29)    .63     1.21      .56      .80     .65
---------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------
From net investment income        (.25)   (.51)    (.52)    (.52)    (.51)   (.51)
--------------------------------------------------------------------------------

From net realized gains on
investment transactions             --      --     (.02)    (.01)      --    (.09)
                                -------------------------------------------------
---------------------------------------------------------------------------------
Total distributions               (.25)   (.51)    (.54)    (.53)    (.51)   (.60)
---------------------------------------------------------------------------------
Net asset value, end of period  $10.64  $11.18   $11.06   $10.39   $10.36  $10.07
                                -------------------------------------------------
---------------------------------------------------------------------------------
Total Return (%)                 (2.60)** 5.78    11.85     5.44     8.01    6.75
---------------------------------------------------------------------------------

Ratios and Supplemental Data
---------------------------------------------------------------------------------
Net assets, end of period
($ millions)                       321     340      324      289      293     294
---------------------------------------------------------------------------------
Ratio of operating expenses to
average daily net assets (%)      .76*     .76      .78      .78      .77     .80
---------------------------------------------------------------------------------
Ratio of net investment income
to average daily net assets (%)  4.62*    4.55     4.79     4.98     4.88    5.18
---------------------------------------------------------------------------------
Portfolio turnover rate (%)      30.6*    40.6     21.5     70.8     49.2    87.3
---------------------------------------------------------------------------------

(a)  For the six months ended September 30, 1999 (Unaudited).

*    Annualized

**   Not annualized


                      38 - Scudder California Tax Free Fund

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                  September 30, 1999 (Unaudited)
A. Significant Accounting Policies

Scudder California Tax Free Money Fund ("Tax Free Money Fund"), a non-diversified fund, and Scudder California Tax Free Fund ("Tax Free Fund"), a diversified fund, are each a series of Scudder California Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Tax Free Money Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which Tax Free Money Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Tax Free Fund's portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Funds' policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

As of March 31, 1999, the Tax Free Money Fund had a net tax basis capital loss carryforward of approximately $95,300, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or March 31, 2000 ($13,600), March 31, 2002 ($7,500), March 31, 2003
($55,200), March 31, 2004 ($17,800), March 31, 2005 ($400) and March 31, 2007
($800), the respective expiration dates, whichever occurs first.

As of March 31, 1999, the Tax Free Fund had a net tax basis capital loss carryforward of approximately $2,400,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003 ($2,000,000) and March 31, 2004 ($400,000), the
respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Funds is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

B. Purchases and Sales of Securities

During the six months ended September 30, 1999, purchases and sales of long-term municipal securities aggregated $49,893,454 and $57,633,960, respectively, for the Tax Free Fund.

C. Related Parties

Under the Investment Management Agreements (each an "Agreement" and collectively the "Agreements") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Funds in accordance with their investment objectives, policies and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreements. The management fee payable under the Agreements is equal to an annual rate of 0.50% of the average daily net assets of Tax Free Money Fund, and 0.625% of the first $200,000,000 of the average daily net assets and 0.60% of such net assets in excess of $200,000,000 for Tax Free Fund, computed and accrued daily and payable monthly. With respect to Tax Free Money Fund, the Adviser has agreed not to impose all or a portion of its management fee until July 31, 2000 and during such period to maintain the annualized expenses of Tax Free Money Fund at not more than 0.60% of average daily net assets. For the six months ended September 30, 1999, the Adviser did not impose a portion of its fee amounting to $61,876, and the portion imposed amounted to $127,136, of which $41,777 is unpaid at September 30, 1999.

For the six months ended September 30, 1999, the fee for the Tax Free Fund pursuant to these Agreements amounted to $1,029,168, of which $168,348 is unpaid at September 30, 1999. This was equivalent to an annual effective rate of 0.61% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Funds. For the six months ended September 30, 1999, the amount charged to the Funds by SSC aggregated $27,370 for the Tax Free Money Fund and $70,856 for the Tax Free Fund, of which $4,523 and $11,670, respectively, are unpaid at September 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Funds. For the six months ended September 30, 1999, the amount charged to the Funds by SFAC aggregated $15,000 for the Tax Free Money Fund and $34,458 for the Tax Free Fund, of which $2,500 and $5,683, respectively, are unpaid at September 30, 1999.

Each Fund pays each Trustee not affiliated with the Adviser an annual retainer allocated between the Funds, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1999, Trustees' fees and expenses aggregated $9,516 for the Tax Free Money Fund and $13,446 for Tax Free Fund.

D. Lines of Credit

The Funds and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

Officers and Trustees
--------------------------------------------------------------------------------

Lynn S. Birdsong*                             Eleanor R. Brennan*
 o President and Trustee                       o Vice President

Henry P. Becton, Jr.                          Ann M. McCreary*
 o Trustee; President and General              o Vice President
   Manager, WGBH Educational Foundation
                                              Rebecca L. Wilson*
Dawn-Marie Driscoll                            o Vice President
 o Trustee; President, Driscoll
   Associates; Executive Fellow,              John Millette*
   Center for Business Ethics, Bentley         o Vice President and Secretary
   College
                                              John R. Hebble*
Peter B. Freeman                               o Treasurer
 o Trustee; Corporate Director and
   Trustee                                    Caroline Pearson*
                                               o Assistant Secretary
George M. Lovejoy, Jr.
 o Trustee; President and Director,           * Scudder Kemper Investments, Inc.
   Fifty Associates

Wesley W. Marple, Jr.
 o Trustee; Professor of Business
   Administration, Northeastern
   University, College of Business
   Administration

Kathryn L. Quirk*
 o Trustee, Vice President and
   Assistant Secretary

Jean C. Tempel
 o Trustee; Venture Partner,  Internet
   Capital Group

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Scudder Global High Income Fund, Inc.
   The Brazil Fund, Inc.                            Scudder New Asia Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Europe Fund, Inc.
   Montgomery Street Income Securities, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser


SCUDDER
INVESTMENTS(SM)
[LOGO]


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group


Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

Shares of the funds are not insured or guaranteed by the U.S. Government. Scudder California Tax Free Money Fund seeks to maintain a constant net asset value of $1.00 per share but there can be no assurance that the stable net asset value will be maintained.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.